SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 25, 1999


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-03             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.


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Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 1999 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On October 25, 1999 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distrbutions  are  filed  as
Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 1999 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  October 27, 1999            By:   /s/ Kimberly Costa

                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         October 25, 1999                                  5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 1999

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


             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                              STATEMENT TO CERTIFICATEHOLDERS
                                       October 25, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance            Principal        Interest        Total      Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      152,951,000.00  146,009,654.39      731,607.18    839,555.51  1,571,162.69        0.00         0.00   145,278,047.21
AP1         933,405.00      928,046.43          776.96          0.00        776.96        0.00         0.00       927,269.47
A2       76,965,000.00   67,222,373.00      523,999.20    378,125.85    902,125.05        0.00         0.00    66,698,373.80
AP2         784,915.00      751,935.14          833.75          0.00        833.75        0.00         0.00       751,101.39
A3       33,914,000.00   32,010,399.50      345,786.36    174,723.43    520,509.79        0.00         0.00    31,664,613.14
AP3         844,678.00      756,450.04        8,967.97          0.00      8,967.97        0.00         0.00       747,482.07
B1        8,662,000.00    8,600,805.70        9,046.19     49,454.63     58,500.82        0.00         0.00     8,591,759.51
B2        6,351,000.00    6,306,132.18        6,632.69     36,260.26     42,892.95        0.00         0.00     6,299,499.49
B3        2,741,000.00    2,721,635.69        2,862.57     15,649.41     18,511.98        0.00         0.00     2,718,773.12
B4        1,443,000.00    1,432,805.66        1,507.00      8,238.63      9,745.63        0.00         0.00     1,431,298.66
B5          865,000.00      858,889.04          903.37      4,938.61      5,841.98        0.00         0.00       857,985.67
B6        2,318,513.06    2,302,133.51        2,419.53     13,237.27     15,656.80        0.00         0.00     2,299,713.98
R               100.00          100.00            0.00          0.58          0.58        0.00         0.00           100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  288,773,611.02   69,901,360.28    1,635,342.77  1,520,184.18  3,155,526.95        0.00         0.00   268,266,017.51
-----------------------------------------------------------------------------------------------------------------------------------
AX2      76,965,000.00   67,222,373.00            0.00      8,402.80      8,402.80        0.00         0.00    66,698,373.80
AX3      33,914,000.00   32,010,399.50            0.00      9,336.37      9,336.37        0.00         0.00    31,664,613.14
-----------------------------------------------------------------------------------------------------------------------------------



Factor Information Per $1,000 of Original Face                                                   Pass-through Rates
--------------------------------------------------------------------------------             ---------------------------
                        Prior                                                  Current                          Current
                       Principal                                              Principal        Class          Pass-thru
Class   cusip           Factor       Principal      Interest     Total          Factor                           Rate
----------------------------------------------------------------------------------------------------------------------------------
A1      863572zj5      954.61719368  4.78327817     5.48904885   10.27232702       949.83391550     A1          6.900000%
AP1     863572zk2      994.25911582  0.83239323     0.00000000    0.83239323       993.42672259     AP1         0.000000%
A2      863572zl0      873.41483791  6.80827909     4.91295849   11.72123758       866.60655883     A2          6.750000%
AP2     863572zm8      957.98288987  1.06221693     0.00000000    1.06221693       956.92067294     AP2         0.000000%
A3      863572zt3      943.86977354 10.19597688     5.15195583   15.34793271       933.67379666     A3          6.550000%
AP3     863572zu0      895.54841016 10.61702803     0.00000000   10.61702803       884.93138214     AP3         0.000000%
B1      863572zp1      992.93531517  1.04435350     5.70937774    6.75373124       991.89096167     B1          6.900000%
B2      863572zq9      992.93531412  1.04435365     5.70937805    6.75373170       991.89096048     B2          6.900000%
B3      863572zr7      992.93531193  1.04435243     5.70937979    6.75373221       991.89095950     B3          6.900000%
B4      863572zw6      992.93531532  1.04435204     5.70937630    6.75372834       991.89096327     B4          6.900000%
B5      863572zx4      992.93530636  1.04435838     5.70937572    6.75373410       991.89094798     B5          6.900000%
B6      863572zy2      992.93532123  1.04356971     5.70937910    6.75294881       991.89175152     B6          6.900000%
R       863572zs5    1,000.00000000  0.00000000     5.80000000    5.80000000     1,000.00000000     R           6.900000%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                  934.6468997  5.66306168     5.26427666   10.92733833       928.98383798
----------------------------------------------------------------------------------------------------------------------------------
AX2     863572zn6      873.41483791  0.00000000     0.10917690    0.10917690       866.60655883     AX2          0.150000%
AX3     863572zv8      943.86977354  0.00000000     0.27529545    0.27529545       933.67379666     AX3          0.350000%
----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Karen Dobres
             THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email: karen.dobres@chase.com
                     ---------------------------------------

             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       October 25, 1999


Sec. 4.03(i)    Unscheduled Principal Amounts                                        1,349,489.60
                Group 1 Unscheduled Principal                                          622,510.04
                Group 2 Unscheduled Principal                                          466,708.08
                Group 3 Unscheduled Principal                                          260,271.48

Sec. 4.03(iv)   Aggregate Advances                                                   1,568,986.98
                Group 1 Advances                                                       859,760.37
                Group 2 Advances                                                       459,739.35
                Group 3 Advances                                                       249,487.26

Sec. 4.03(v)    Ending Principal Balance                                           268,266,017.51
                Group 1 Principal Balance                                          159,058,662.23
                Group 2 Principal Balance                                           73,938,959.38
                Group 3 Principal Balance                                           35,268,395.90


Sec. 4.03(vii)  Current Period Realized Losses                                               0.00
                Group 1 Current Period Realized Losses                                       0.00
                Group 2 Current Period Realized Losses                                       0.00
                Group 3 Current Period Realized Losses                                       0.00

                Bankruptcy Losses                                                            0.00
                Fraud Losses                                                                 0.00
                Special Hazard Losses                                                        0.00

                Bankruptcy Loss Amount                                                 100,000.00
                Fraud Loss Amount                                                    5,775,472.00
                Special Hazard Loss Amount                                           5,691,581.34

                Servicing Fees (includes Retained Interest)                            104,315.72
                Sub-Servicing Fees                                                      67,475.34
                Trustee Fees                                                             1,799.34


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                 1 Month       5             1,284,911.87        0.81%
                 2 Months      1                87,143.22        0.05%
                 3+Months      0                     0.00        0.00%
                  Total        6             1,372,055.09        0.86%

                     Group 2
                Category      Number    Principal Balance   Percentage
                 1 Month       4             1,284,575.86        1.74%
                 2 Months      0                     0.00        0.00%
                 3+Months      0                     0.00        0.00%
                 Total         4             1,284,575.86        1.74%

                     Group 3
                Category      Number    Principal Balance   Percentage
                 1 Month       1               150,425.32        0.43%
                 2 Months      0                     0.00        0.00%
                 3+Months      0                     0.00        0.00%
                 Total         1               150,425.32        0.43%

                     Group Totals
                Category      Number    Principal Balance   Percentage
                 1 Month      10             2,719,913.05        1.01%
                 2 Months      1                87,143.22        0.03%
                 3+ Months     0                     0.00        0.00%
                  Total       11             2,807,056.27        1.04%


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS1
                                       October 25, 1999


Sec. 4.03(x)    Number and Aggregate Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 3
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class ax2 shortfall                     0.00
                         Class a3 shortfall                      0.00
                         Class ax3 shortfall                     0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r shortfall                       0.00

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